Exhibit 99.2

Crescent Real Estate Equities Company A Tour of Tahoe September 26, 2005

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally characterized by terms such as "believe", "expect", "anticipate", "estimate" and "may". Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company's actual results could differ materially from those described in the forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statements

Ten Year Track Record of Success 35 + projects $475M + of FFO FFO averaged $57M in last 3 years IRRs typically in excess of 20% Gross cash received of $880M Every project profitable Projected Residential FFO and Cash Flow Existing projects create $82M FFO in 2007 Existing projects create $400M net cash in 2005-2007 Published NPV of $667M as of 12/31/04 (12% discount rate) $82M gross cash received in 2005 as of 6/30/05 2005 - 2007 FFO highly visible 28 projects under development 2,625 total # lots/units to be delivered over life of projects 90% of 2005 expected absorption pre-sold or closed as of 6/30/05 Desert Mountain Crescent Resort Development Resort Residential Platform

How We Target Residential Investments Be a 2nd or 3rd owner benefit from previous over- investment Mira Vista Woodlands Desert Mountain Look for irreplaceable locations of beauty and recreation Vail Valley Tahoe Desert Mountain Look for significant investment in infrastructure (ski areas, etc...)

Where We Find Opportunities Total Sales Total Sales Historical (1) Historical (1) Mira Vista $74 Woodlands 856 Desert Mountain 683 Denver 152 Vail Valley 913 Tahoe 95 TOTAL $2,773 Future Future Desert Mountain $303 Denver 170 Vail Valley 566 Tahoe 4,125 TOTAL $5,164 $ in millions (1) Closed sales as of June 30, 2005 Generated $475M+ in FFO

Origin of Tahoe Investment Ski area owners need expansion capital CIBC / John Hancock contacts Crescent / Frampton Crescent makes $18M loan at 9% for ski area expansion; obtains rights to develop 1,800 ski-in, ski-out residences Crescent subsequently acquires land which is now Old Greenwood and Gray's Crossing

Principal Residential Development Partner Harry Frampton More than 35 years in real estate Past Chairman of the Urban Land Institute Partnership with Crescent since early 1990's Crescent projects under Harry Frampton's direction are expected to deliver FFO in excess of $100 million in 2005 through 2007 Substantial deal flow for future investments East West Partners

EWP & Crescent Partnership Best of Both Worlds

20 Years of East West Partners Employee Loyalty 165 people = 5+ Years 90 people = 10+ Years 20 people = 15+ Years

Overview 18 completed projects 13 active projects Unused entitlements under CRDI ownership (1) (1) See definitions & terms at the end of this presentation

One Beaver Creek Crescent IRR 88.7%

Market Square Crescent IRR 140.9%

Villas at Beaver Creek Crescent IRR 517.9%

Villa Montane Townhomes Crescent IRR 22.7%

Hyatt Mountain Lodge Crescent IRR 47.9%

Buckhorn Crescent IRR 85.3%

Bear Paw Lodge Crescent IRR 31.7%

Deer Trail Crescent IRR 57.8%

Snowcloud Crescent IRR 41.2%

Quartermoon Crescent IRR 88.6%

Horizon Pass Lodge Crescent IRR 21.6%

Horizon Pass Townhomes Crescent IRR 56.6%

Cresta Run Crescent IRR 23.9%

Winter Park - Iron Horse Crescent IRR 51.4%

Riverfront Park Entities Crescent IRR 3.2%

Creekside Crescent IRR 14.0%

Donated Art Gallery to City of Charleston Waterfront site adjacent to City Park One Vendue Crescent IRR 25.8%

Reserve at Frisco Crescent IRR 27.7%

Beaver Creek Landing - Avon, CO

Village Walk - Beaver Creek, CO

Confluence - Avon, CO

Confluence - Avon, CO

Manor Vail - Vail, CO Before

Manor Vail - Vail, CO After

Park Hyatt Beaver Creek - Beaver Creek, CO

Allegria Spa at Park Hyatt

Why People Buy Gathering Place

Who Are They? Buyer Profile 50 years old - Why Peak earning age Children are gone They've earned it

Strength of Market Demographics Huge Growth in 50 Year-olds

Strength of Market Wealth Transfer Inheritance Being Passed Down

Strength of Market Lifestyle Change People Can Work From Anywhere

Why California? 15 Million People within 2.5-3.5 Hours of Tahoe

Vacation Options - San Fran Napa Valley - Wine Snobs

Vacation Options - San Fran Monterey - Cold as Hell!

Why Tahoe? Great Weather!

Why Tahoe? Summer 1st - Winter/Skiing 2nd

Lake Tahoe Skiing 14 Ski Areas Northstar - 20% of Market Great Service Family Focus The Ideal Skiing 20-60-20 Terrain 20% 60% 20%

Great Highway Access Improvements I-80 $1 Billion Truckee Bypass $80 Million

Great Air Access Reno Airport 30 Minutes From Tahoe 100 Flights Per Day Truckee Airport 1 Mile from Property Private Planes

Special Assets Development Restrictions/Entitlements 3,000 Fully Entitled Development Units Infrastructure Financing via Mello Roos - $120 M

Summary Great Partnership Great Market Ideal Location Gorgeous Real Estate Golden Entitlements Partnership

Tahoe Mountain Resorts

Before

Under Construction

Under Construction

Vision

Inspiration

Village at Northstar Project 350 condominium units Life of Project Completion expected in 2007 Projected Sales $500 million Development Status Phase I -under construction Phase II -under construction Sales Status Phase I - 100 units to close in late 2005, of which 99 are under contract at $1.4 million average sales price,or $825 psf Phase II - 113 units to close in late 2006 at $1.4 million average price, or $1,075 psf , of which 60 units under contract at $1.2 million average price, or $1,040 psf, and 21 units under letter of intent Estimated IRR 25%+ for Village and The Highlands combined Amenities Active ski village at base of Northstar ski mountain, including shops, dining and entertainment Atmosphere similar to that of Beaver Creek Village, including outdoor skating rink Membership in the Tahoe Mountain Club

Project 1,450 residential units Luxury 5-star hotel Life of Project Units - completion expected in 2016 Hotel - completion expected in 2009 Projected Sales $3.2 billion Development Status Infrastructure is under construction Residential development to begin in 2006 Sales Status First closing expected 2007/2008 Estimated IRR 25%+ for Village and The Highlands combined Amenities Ski-in, ski-out Luxury 5-star hotel Membership in the Tahoe Mountain Club The Highlands

NORTH LAKE • RESORT HOMES • JACK NICKLAUS SIGNATURE GOLF

Project 100 homesites 146 fractional cabins and townhomes 19 cabins and townhomes Life of Project Completion expected in 2011 Projected Sales $350 million Development Status Lots - completed Cabins and townhomes - under construction Sales Status 96 lots sold at $330,000 average price 4 lots under contract at $706,000 average price 26.3 fractional cabins and townhomes sold at $2.1 million average price Estimated IRR 24%+ Amenities Jack Nicklaus signature golf course Swim, tennis and fitness pavilion Membership in the Tahoe Mountain Club Old Greenwood

Gray's Crossing Golf Club #7 The Ridge Lot #11

Project 445 homesites 89 condominium units Life of Project Completion expected in 2008 Projected Sales $170 million (homesites) $36 million (condominium units) Development Status 101 lots - completed 195 lots - under construction Sales Status 101 homesites closed in 2004 at $270,000 average price 195 homesites to close in 2005 / 2006, of which 155 are under contract at $390,000 average price Estimated IRR 36%+ Amenities Peter Jacobsen signature golf course Membership in the Tahoe Mountain Club Gray's Crossing

Alpine Club

Tahoe Mountain Resorts Sales Summary August 2003 - August 2005 Project Name # Units Average Price Gross Sales Village at Northstar 158 $1.3 $212 Old Greenwood Homesites 100 0.3 35 Fractional (equiv.units) 26 2.1 55 Gray's Crossing 256 0.3 85 Total 540 $387 $ in millions

Tahoe Mountain Resorts Life of Project Sales Project Name # Units Average Price Gross Sales Village at Northstar 350 $1.4 $500 The Highlands 1,450 2.2 3,200 Old Greenwood Homesites 100 0.3 34 Fractional (equiv. units) 146 2.0 294 Villas 19 1.2 22 Gray's Crossing 445 0.4 170 Total 2,510 $4,220 $ in millions

People Can Work From Anywhere

Supplemental Information

FFO - Funds From Operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. FFO should not be considered an alternative to net income. NPV - Net Present Value, as calculated by Crescent, represents the discounted value of future cash flows to Crescent and cash invested by Crescent for future development; Crescent uses a 12% discount rate. IRR - Internal Rate of Return represents the internal rate on cash flows to Crescent; the cash flows are pre-tax, exclude partner's profit participation, and are net of cash invested by Crescent for future development EWP - EWP is the acronym used for East West Partners, which is Harry Frampton's development company CRDI - CRDI, or Crescent Resort Development, Inc., is the entity owned by Crescent holding the residential developments in which Crescent partners with EWP. Definitions and Terms Used in This Presentation

Village Walk - Beaver Creek, CO 4 acres - last buildable site available in Beaver Creek 26 units, averaging 4,900 square feet Projected average sales price $5.2M; $1,057 PSF 18 units currently under contract CEI pre-tax profit estimated at $15.6M, on equity of $6.9M Estimated IRR 82% (pre-tax) Construction start Fall 2005 Delivery projected for 2006 / 2007 Although Crescent believes that this information, including the estimates of future results and anticipated costs and sales prices, are based on reasonable assumptions, many factors outside of Crescent's control could cause Crescent's actual results to differ materially.

Beaver Creek Landing - Avon, CO 6.2 acres - between Avon and Bachelor Gulch 50 units, averaging 1,500 square feet Projected average sales price $1.1M; $700 PSF Phase I - 26 units that went to market in September are under contract CEI pre-tax profit estimated at $5.2M, on equity of $8.8M Estimated IRR 25% (pre-tax) Construction start Fall 2005 Delivery projected for 2007 Although Crescent believes that this information, including the estimates of future results and anticipated costs and sales prices, are based on reasonable assumptions, many factors outside of Crescent's control could cause Crescent's actual results to differ materially.

Forward-Looking Statements Although the Company believes that the expectations reflected in the forward-looking statements used in this presentation are based upon reasonable assumptions, the Company's actual results could differ materially from those described in the forward-looking statements. The following factors might cause such a difference: The Company's ability, at its office properties to timely lease unoccupied square footage and timely re- lease occupied square footage upon expiration on favorable terms, which continue to be adversely affected by existing real estate conditions (including the vacancy levels in particular markets, decreased rental rates and competition from other properties) and may also be adversely affected by general economic downturns; The continuation of relatively high vacancy rates and reduced rental rates in the Company's office portfolio as a result of conditions within the Company's principal markets; The ability of the Company to reinvest available funds at anticipated returns and consummate anticipated office acquisitions on favorable terms and within anticipated time frames; Adverse changes in the financial condition of existing tenants; The ability of El Paso Energy to satisfy its obligations to pay rent and termination fees in accordance with the terms of its agreement with the Company; The ability to develop, sell and deliver residential units and lots within anticipated time frames; Deterioration in the market or in the economy generally and increases in construction cost associated with development of residential land or luxury residences, including single-family homes, town homes and condominiums; Financing risks, such as the Company's ability to generate revenue sufficient to service and repay existing or additional debt, increases in debt service associated with increased debt and with variable- rate debt, the Company's ability to meet financial and other covenants and the Company's ability to consummate financings and refinancings on favorable terms and within any applicable time frames; Deterioration in the Company's resort/business-class hotel markets or in the economy generally; The concentration of a significant percentage of the Company's office assets in Texas; The existence of complex regulations relating to the Company's status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and Other risks detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on such statements. The Company is not obligated to update these forward-looking statements to reflect any future events or circumstances.